UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21432

REAVES UTILITY INCOME FUND
(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203
(Address of principal executive offices) (Zip code)

Karen S. Gilomen, Esq.
ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203
(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end:    October 31

Date of reporting period:  November 1, 2015 - October 31, 2016

Item 1.  Reports to Stockholders.

Section 19(b) Disclosure

October 31, 2016 (Unaudited)

Reaves Utility Income Fund (the “Fund”), acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of the Fund’s Board of Trustees (the “Board”), has adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Fund currently distributes $0.16 per share on a monthly basis.

The fixed amount distributed per share is subject to change at the discretion of the Fund’s Board. Under the Plan, the Fund will distribute all available investment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Plan. The Fund’s total return performance on net asset value is presented in its financial highlights table.

The Board may amend, suspend or terminate the Fund’s Plan without prior notice if it deems such action to be in the best interest of the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading below net asset value) or widening an existing trading discount.  The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, increased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code.

Please refer to Additional Information for a cumulative summary of the Section 19(a) notices for the Fund’s current fiscal period. Section 19(a) notices for the Fund, as applicable, are available on the Reaves Utility Income Fund website www.utilityincomefund.com.

Reaves Utility Income Fund	Table of Contents

Shareholder Letter	2
Report of Independent Registered Public Accounting Firm	6
Statement of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statement of Changes in Net Assets	13
Statement of Cash Flows	14
Financial Highlights	16
Notes to Financial Statements	18
Additional Information	27
Trustees & Officers	31

Annual Report | October 31, 2016	1

Reaves Utility Income Fund	Shareholder Letter

October 31, 2016 (Unaudited)

To our Shareholders:

2016 Investment Portfolio Returns
Total net assets of the Fund were $1,116,575,921 at October 31, 2016, or $32.53 of net asset value (NAV) per common share. One year ago net assets totaled $878,952,144 representing $30.29 of net asset value per common share. The changes include the proceeds from the December 2015 rights offering and monthly distributions to shareholders totaling $61,794,584. Changes in the market price of the Fund can and do differ from the underlying changes in the net asset value per common share. As a result the market return to common shares can be higher or lower than the NAV return.

The fiscal 2016 market return for shareholders was 7.62% as is reflected in the table to follow. The share price of the Fund traded at a discount of 7.78% to the NAV at fiscal year-end, an increase from the 2.05% discount at the beginning of the fiscal year.

Performance
	Period Ended October 31, 2016
	One Year	Three Years+	Five Years+	Ten Years+	Since Inception**
Total investment return – Net Asset Value*	14.31%	11.74%	13.48%	9.85%	11.85%
Total investment return – Market Price*	7.62%	11.47%	10.42%	10.59%	10.73%
S&P Utilities Index[1]	17.11%	12.49%	11.50%	7.43%	9.98%
Dow Jones Utility Average[2]	20.48%	14.56%	12.64%	8.30%	11.36%

+	Annualized
*	Assumes all dividends being reinvested
**	Index data since 02/29/04

Distributions to Common Shareholders
The Trustees of the Fund regularly review the amount of the monthly distribution.

Since the Fund’s first distribution in April 2004, the monthly distribution has been increased on nine occasions from the initial monthly amount of $0.0967 to the current amount of $0.16 a 5.8% increase year over year and a cumulative increase of 65.5%.

For calendar year 2015, all distributions from the Fund were paid from net investment income including realized capital gains. We anticipate that all distributions for the 12 months ending December 31, 2016 will be characterized as paid from  net investment income and realized capital gains.

Overview
The fiscal year began and ended with macro concerns, in particular U.S. and global interest-rate policy, affecting investor decisions.  Post the Federal Reserve’s December 2015 interest-rate increase, each sector of the Fund’s portfolio, including energy, posted solid positive total returns. Beginning in October 2016 the likelihood of an interest rate rise increased. Investor concern regarding the stability of the Eurozone and, in particular, the Italian banking system heightened. These events likely motivated profit taking and investor “risk off” behavior which led to weakening stock prices as the Presidential election approached.

2	www.utilityincomefund.com

Reaves Utility Income Fund	Shareholder Letter

October 31, 2016 (Unaudited)

Each industry group of the Fund’s investments posted positive total returns for the year. Six of the Fund’s top-ten holdings had internal rates of returns (IRRs) in excess of 20%. ITC Holdings was acquired by Fortis, a Canadian utility, and Charter Communications completed its acquisition of Time Warner Cable. American Water Works was added to the S&P 500 Index3 making it a must own security for passive index investors.  Utilities made the greatest contribution to the performance of the Fund’s underlying portfolio as a result of their 50% plus sector weighting and strong individual company returns. Communications companies (telecommunications, cable and real estate investment trusts [REITS] focused on communications infrastructure companies), representing just over 20% of Fund assets at fiscal year-end, were the second most important contributors to performance. The investment climate was favorable as the ten-year U.S. treasury rate declined from 2.15% to  1.84% over the course  of  the year, U.S. and global GDP (gross domestic product) growth remained low, oil prices stabilized in the low $40s and global central bank policy was accommodative.

Utilities
The exceptional returns in 2016 from NextEra Energy, DTE Energy and American Water Works are underpinned by each company’s highly predictable, multi-year growth in rate base. Should the economy strengthen and interest rates rise, the expectation of positive investment returns from individual utilities will depend on their ability to consistently  grow earnings and raise  their dividends periodically. Earnings and dividend growth will derive from rate base growth resulting from investment in new generation, renewables, electric grid infrastructure improvements, new transmission, and gas distribution infrastructure. Given the unquestionable need to replace aging infrastructure and meet already legislated renewable energy standards, capital investment at selected utilities should meet with regulatory support. In today’s environment for selected utilities operating within an investment-friendly regulatory environment and able to control costs while making prudent investments, we think earnings growth expectations in the mid-single digit range are reasonable.

In addition, continued mergers and acquisitions in the sector, as utility companies act to increase exposure to regulated assets, may stimulate incremental investor interest and contribute to investment returns.

As interest rates rise, concerns about utilities’ allowed returns on equity should moderate. However, utility stock price volatility, in response to investor concerns over the direction of short-term and long-term interest rates, may well continue.

Telecommunications
Similar to fiscal year 2015, T-Mobile US, Charter Communications and Time Warner Cable were the gifts that “kept on giving” in fiscal 2016.  T-Mobile continued to take market share in the wireless market and is viewed as a potential acquisition candidate. The increase in Charter’s portfolio weighting upon completion of the Time Warner elevated it to a top-ten holding. The cable sector generated consistent positive rates of return, driven primarily by strength in shares of Charter Communications which benefitted, in part, from its September inclusion in the S&P 500 Index. In spite of expected low-growth expectations, post the closing of the DTV acquisition in July 2015, AT&T delivered a positive double-digit internal rate of return4 in fiscal year 2016 due to the combination of price appreciation and its high dividend yield, in excess of 5% at fiscal year end.

Annual Report | October 31, 2016	3

Reaves Utility Income Fund	Shareholder Letter

October 31, 2016 (Unaudited)

Investments in REITs that serve the communications industry – representing some of the larger-capitalization securities in the newly defined real estate sector – provided good results. However shares of selected tower companies were flat or weak during the final months of the fiscal year as interest rate concerns were exacerbated by subdued carrier capital spending resulting from telco objections to leasing costs and a lull in new spectrum coming to the market. We expect new spectrum purchases to stimulate growth expectations, mitigating interest rate increase pressures on stock prices.

Leverage Facility
The principal amount of the loan facility was unchanged at $320,000,000. The leverage decreased from 39.1% of net assets to 28.7% at October 31, 2016. For details about the facility please refer to Note 4 of the accompanying financial statements.

Outlook
Following the presidential election, expectations are for rising short- and long-term interest rates, accelerating GDP  growth based upon stimulative infrastructure spending, reduced regulation, lower taxes, a stronger dollar and OPEC actions to increase the oil price. The accepted wisdom is that income-producing equities such as those in the Fund cannot earn competitive returns. Our firm’s 50-year experience investing in these securities argues otherwise. In our view such an environment leads many investors to favor higher-beta growth stocks over equities with a significant income component, such as those in which the Fund typically invests. Our firm’s 37-year experience investing in these securities argues otherwise.

In the short term, investors focused solely on relative dividend yield will sell when the specter of rising interest rates is present. Their failure to take into consideration the moderate and steady growth in earnings and dividends of these securities results in mispricing, providing investment opportunity.  The Fund’s investments are based upon a multi-year outlook. The utility and telecommunications companies have multi-year infrastructure investment plans already in place. Interest expense is allowed to be recovered in utility rates. The Fund’s energy and MLP (master limited partnership) investments are potential beneficiaries of  reduced regulation and higher oil prices.

There is a well-reasoned argument, to which we subscribe, that investors should expect mid-single digit investment returns over the next several years due to high global indebtedness, the current valuation of the U.S. stock market in relation to GDP, demographics and existing deflationary trends. Historically, dividends comprised a significant percentage of equity returns. In a climate of moderate returns, we believe the Fund’s portfolio should provide a competitive, risk-adjusted return and sustain its dividend-paying ability.

We appreciate the opportunity to serve you and look forward to your continued support.

Sincerely,

Ronald J. Sorenson

4	www.utilityincomefund.com

Reaves Utility Income Fund	Shareholder Letter

October 31, 2016 (Unaudited)

[1]
S&P Utilities Index is a capitalization-weighted index containing 33 electric and gas utility stocks (including multi-utilities and independent power producers). Prior to July 1996, this index included telecommunications equities.

[2]	The Dow Jones Utility Average (DJUA) is a price-weighted average of the 15 utility stocks traded in the United States.
[3]
The S&P 500 Index is a capitalization-weighted, composite index of 500 stocks designed to measure performance of the broad domestic (broad market) economy through changes in the aggregate market value of 500 stocks representing all major industries. The typical Reaves portfolio includes a significant percentage of assets that are also found in the S&P 500. However, Reaves portfolios are far less diversified, resulting in higher sector concentrations than found in the broad-based S&P 500 Index.

[4]	Internal Rate of Return is the discount rate at which net present value of all cash flows from an investment equals zero.

Sources of distributions to shareholders may include net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. Please refer to Additional Information for a cumulative summary of the Section 19(a) notices for the Fund’s current period. The actual amounts and sources of distributions for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations.  The estimates may not match the final tax characterization (for the full year’s distributions) contained in the shareholder’s Form 1099-DIV.  Distribution payments are not guaranteed; distribution rates may vary.

You cannot invest directly in an index.

Industry Allocation as of 10/31/16

*	Includes Money Market Funds and U.S. Treasury Obligations

Holdings are subject to change

Annual Report | October 31, 2016	5

Reaves Utility Income Fund	Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Reaves Utility Income Fund:

We have audited the accompanying statement of assets and liabilities of Reaves Utility Income Fund (the “Fund”), including the statement of investments, as of October 31, 2016, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of  its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates  made  by  management,  as  well   as  evaluating   the  overall  financial  statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the  custodian, partnership administrators, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Reaves Utility Income Fund as of October 31, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity  with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado
December 22, 2016

6	www.utilityincomefund.com

Reaves Utility Income Fund	Statement of Investments

October 31, 2016

	SHARES	VALUE
COMMON STOCKS 120.22%
Diversified Telecommunication Services 14.82%
AT&T, Inc.(1)(2)	1,120,000	$41,204,800
BCE, Inc.(1)	1,055,000	47,939,200
CenturyLink, Inc.	270,000	7,176,600
Level 3 Communications, Inc.*	160,000	8,984,000
Verizon Communications, Inc.(1)(2)	1,140,000	54,834,000
Zayo Group Holdings, Inc.*	165,000	5,309,700
		165,448,300

Electric Utilities 30.56%
Avangrid, Inc.	197,500	7,783,475
Duke Energy Corp.	341,999	27,366,760
Edison International(1)	376,000	27,628,480
Eversource Energy(1)	585,000	32,210,100
Fortis, Inc.(1)	1,327,280	43,601,148
Hawaiian Electric Industries, Inc.	71,000	2,094,500
NextEra Energy Partners LP	344,700	9,427,545
NextEra Energy, Inc.(1)(2)	685,000	87,680,000
Pinnacle West Capital Corp.(1)	483,000	36,770,790
Portland General Electric Co.	37,000	1,614,680
PPL Corp.(1)	880,000	30,219,200
The Southern Co.(1)(2)	675,000	34,809,750
		341,206,428

Food Products 3.03%
The Kraft Heinz Co.(1)(2)	380,000	33,801,000

Gas Utilities 0.80%
Atmos Energy Corp.	70,000	5,207,300
New Jersey Resources Corp.	10,000	339,500
South Jersey Industries, Inc.	113,000	3,350,450
		8,897,250

Media 11.85%
Charter Communications, Inc., Class A*(1)(2)(3)	316,777	79,159,405
Comcast Corp., Class A(1)	860,000	53,165,200
		132,324,605

Annual Report | October 31, 2016	7

Reaves Utility Income Fund	Statement of Investments

October 31, 2016

	SHARES	VALUE
Multi-Utilities 33.42%
Ameren Corp.	30,000	$1,498,500
CMS Energy Corp.	390,000	16,438,500
Dominion Resources, Inc.(1)(2)	500,000	37,600,000
DTE Energy Co.(1)(2)	815,000	78,248,150
Infraestructura Energetica Nova SAB de CV	700,000	3,092,429
National Grid PLC	350,000	4,562,465
National Grid PLC - Sponsored ADR(1)	281,200	18,396,104
NiSource, Inc.(1)	850,000	19,771,000
PG&E Corp.	370,000	22,984,400
SCANA Corp.(1)(2)	910,000	66,757,600
Sempra Energy(1)(2)	496,000	53,121,600
WEC Energy Group, Inc.(1)	850,000	50,762,000
		373,232,748

Oil, Gas & Consumable Fuels 8.66%
BP PLC - Sponsored ADR	75,000	2,666,250
Chevron Corp.	137,500	14,403,125
Occidental Petroleum Corp.	110,000	8,020,100
ONEOK, Inc.	120,000	5,811,600
Royal Dutch Shell PLC, Class A	350,000	8,732,944
Royal Dutch Shell PLC, Class A - Sponsored ADR(1)	665,000	33,123,650
The Williams Cos., Inc.	820,000	23,944,000
		96,701,669

Real Estate Investment Trusts (REITS) 5.20%
American Tower Corp.	240,000	28,125,600
Annaly Capital Management, Inc.	1,280,000	13,260,800
Communications Sales & Leasing, Inc.	75,000	2,132,250
Crown Castle International Corp.(1)	160,000	14,558,400
		58,077,050

Road & Rail 4.02%
Union Pacific Corp.(1)(2)	509,000	44,883,620

Water Utilities 5.24%
American Water Works Co., Inc.(1)(2)	759,000	56,196,360
Aqua America, Inc.	75,000	2,302,500
		58,498,860

8	www.utilityincomefund.com

Reaves Utility Income Fund	Statement of Investments

October 31, 2016

	SHARES	VALUE
Wireless Telecommunication Services 2.62%
T-Mobile US, Inc.(1)(2)	589,001	$29,291,020

TOTAL COMMON STOCKS (Cost $995,618,646)		1,342,362,550

LIMITED PARTNERSHIPS 3.45%
Oil, Gas & Consumable Fuels 3.45%
Bastion Energy LLC (Anglo Dutch)(4)(5)		5,511,279
Enbridge Energy Partners LP	125,000	3,081,250
Enterprise Products Partners LP	1,100,000	27,764,000
Talara Opportunities II, LP(4)(5)(6)		2,167,786
		38,524,315

TOTAL LIMITED PARTNERSHIPS (Cost $33,327,621)		38,524,315

	BOND RATING MOODY/S&P (UNAUDITED)	PRINCIPAL AMOUNT	VALUE
CORPORATE BONDS 0.16%
Diversified Telecommunication Services 0.16%
Frontier Communications Corp., 7.125%, 01/15/2023	Ba3/BB-	$2,000,000	1,808,750

TOTAL CORPORATE BONDS (Cost $1,906,768)			1,808,750

	SHARES	VALUE
MONEY MARKET FUNDS 2.23%
Federated Treasury Obligations Money Market Fund, 0.203% (7-Day Yield)	24,872,491	24,872,491

TOTAL MONEY MARKET FUNDS (Cost $24,872,491)		24,872,491

U.S. TREASURY OBLIGATION 2.69%
United States Treasury Bill 0.221%, 01/12/2017(7)	30,000,000	29,984,610

TOTAL U.S. TREASURY OBLIGATION (Cost $29,986,200)		29,984,610

Annual Report | October 31, 2016	9

Reaves Utility Income Fund	Statement of Investments

October 31, 2016

VALUE
TOTAL INVESTMENTS - 128.75% (Cost $1,085,711,726)	$1,437,552,716

LEVERAGE FACILITY - (28.66%)	(320,000,000)

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.09%)	(976,795)

NET ASSETS - 100.00%	$1,116,575,921

*	Non Income Producing Security.
(1)	Pledged security; a portion or all of the security is pledged as collateral for borrowings as of October 31, 2016. (See Note 4)
(2)	Loaned security; a portion or all of the security is on loan at October 31, 2016. (See Note 4)
(3)	This security is marked to cover the unfunded commitment. (See Note 1)
(4)	Restricted security. Investment represents a non-public partnership interest and is not unitized. (See Note 5)
(5)	Security fair valued by management, pursuant to procedures approved by the Board of Trustees. (See Note 1)
(6)	Represents funded portion of total outstanding commitments. See Note 1 for information on any unfunded commitments.
(7)	Rate shown represents the bond equivalent yield to maturity at date of purchase.

Common Abbreviations:
ADR - American Depositary Receipt
Co. - Company
Corp. - Corporation
Cos. - Companies
Inc. - Incorporated
LLC - Limited Liability Company
LP - Limited Partnership
PLC - Public Limited Company
SAB de CV - A variable rate company

See Notes to Financial Statements.

10	www.utilityincomefund.com

Reaves Utility Income Fund	Statement of Assets and Liabilities

October 31, 2016

ASSETS:
Investments, at value (Cost $1,085,711,726)*	$1,437,552,716
Cash	23,722
Dividends receivable	2,298,946
Interest receivable	43,613
Total Assets	1,439,918,997

LIABILITIES:
Loan payable	320,000,000
Interest payable on loan outstanding	47,429
Payable for investments purchased	2,060,289
Accrued investment advisory fees	701,790
Accrued administration fees	323,434
Accrued trustees' fees	32,488
Accrued chief compliance officer fees	3,250
Accrued expenses for rights offering costs	139,299
Other payables and accrued expenses	35,097
Total Liabilities	323,343,076
Total Commitments for Contingencies (Notes 1 and 9)
Net Assets Applicable to Common Shareholders	$1,116,575,921

COMPOSITION OF NET ASSETS ATTRIBUTABLE TO COMMON SHARES:
Paid-in capital	$708,781,796
Overdistributed net investment income	(6,267,605)
Accumulated net realized gain	62,235,265
Net unrealized appreciation	351,826,465
Net Assets Applicable to Common Shareholders	$1,116,575,921

Shares of common stock outstanding of no par value, unlimited shares authorized	34,323,571
Net asset value per common share	$32.53

* Securities Loaned, at value	$272,995,163

See Notes to Financial Statements.

Annual Report | October 31, 2016	11

Reaves Utility Income Fund	Statement of Operations

For the Year Ended October 31, 2016

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $812,085)	$44,424,412
Interest on investment securities	206,118
Securities lending income	315,938
Total Investment Income	44,946,468

EXPENSES:
Interest on loan	4,808,025
Investment advisory fees	7,962,894
Administration fees	3,671,750
Chief compliance officer fees	39,000
Trustees' fees	133,492
Miscellaneous fees	201,351
Total Expenses	16,816,512

Net Investment Income	28,129,956

Net realized gain/(loss) on:
Investment securities	76,895,265
Foreign currency transactions	60,795
Long-term capital gains from other investment companies	1,787
Change in unrealized appreciation/(depreciation) of:
Investment securities	67,460,256
Translation of assets and liabilities denominated in foreign currencies	747
Net gain on investments and foreign currency transactions	144,418,850

Net Increase in Net Assets Attributable to Common Shares from Operations	$172,548,806

See Notes to Financial Statements.

12	www.utilityincomefund.com

Reaves Utility Income Fund	Statement of Changes in Net Assets

	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
COMMON SHAREHOLDER OPERATIONS:
Net investment income	$28,129,956	$24,436,500
Net realized gain/(loss)(a)	76,956,060	25,232,931
Long-term capital gains from other investment companies	1,787	168,021
Change in unrealized appreciation/(depreciation)	67,461,003	(68,110,367)
Net increase/(decrease) in net assets attributable to common shares from operations	172,548,806	(18,272,915)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(24,132,999)	(25,822,773)
From net realized gains	(37,661,585)	(26,040,278)
Net decrease in net assets from distributions to common shareholders	(61,794,584)	(51,863,051)

CAPITAL SHARE TRANSACTIONS:
Proceeds from rights offering, net of offering cost	126,869,555	–
Net increase from capital share transactions	126,869,555	–

Net Increase/(Decrease) in Net Assets Attributable to Common Shares	237,623,777	(70,135,966)

NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS:
Beginning of year	$878,952,144	$949,088,110
End of year*	$1,116,575,921	$878,952,144

* Including overdistributed net investment income of:	$(6,267,605)	$(7,061,946)

(a)
Prior to October 31, 2015, the Fund presented realized gain/(loss) by investment type. This change in presentation was made to conform to industry standards and had no effect on the Fund's change in net assets.

See Notes to Financial Statements.

Annual Report | October 31, 2016	13

Reaves Utility Income Fund	Statement of Cash Flows

For the Year Ended October 31, 2016

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$172,548,806
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(505,395,329)
Proceeds from disposition of investment securities	459,387,000
Net purchases of short-term investment securities	(47,590,817)
Net realized gain on investment securities	(76,895,265)
Long-term capital gains from other investment companies	(1,787)
Change in unrealized appreciation on investments	(67,460,256)
Premium amortization	(9,863)
Increase in dividends receivable	(313,118)
Decrease in interest receivable	1,725
Decrease in prepaid renewal fees on loan outstanding	344,376
Increase in interest payable on loan outstanding	10,194
Increase in accrued investment advisory fees	120,141
Increase in accrued administration fees	55,370
Increase in accrued trustees' fees	4,158
Increase in accrued expenses for rights offering costs (See Note 3)	139,299
Increase in other payables and accrued expenses	4,117
Net Cash Provided by Operating Activities	(65,051,249)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from rights offering, net of offering cost	126,869,555
Cash distributions paid on Common Shares	(61,794,584)
Net Cash Used in Financing Activities	65,074,971

Net Increase in cash	23,722
Cash, beginning of year	$–
Cash, end of year	$23,722

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest from bank borrowing	$4,797,831

See Notes to Financial Statements.

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Reaves Utility Income Fund

PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value per share, beginning of period
INCOME/LOSS FROM INVESTMENT OPERATIONS:
Net investment income(1)
Net realized and unrealized gain/(loss)
Total income/(loss) from investment operations

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income
From net realized gains
Total distributions to common shareholders
Change due to rights offering(2)
Total distributions and rights offering

Net asset value per common share, end of year
Market price per common share, end of year

Total Investment Return - Net Asset Value(3)
Total Investment Return - Market Price(3)

RATIOS AND SUPPLEMENTAL DATA
Net assets attributable to common shares, end of year (000s)
Ratio of expenses to average net assets attributable to common shares

Ratio of expenses excluding interest expense to average net assets attributable to common shares

Ratio of net investment income to average net assets attributable to common shares
Portfolio turnover rate

BORROWINGS AT END OF PERIOD
Aggregate amount outstanding (000s)
Asset coverage per $1,000 (000s)

See Notes to Financial Statements.

16	www.utilityincomefund.com

Financial Highlights

For the Year Ended 10/31/16	For the Year Ended 10/31/15	For the Year Ended 10/31/14	For the Year Ended 10/31/13	For the Year Ended 10/31/12
$30.29	$32.71	$27.91	$25.66	$23.70

0.84	0.84	1.80	1.14	1.21
3.89	(1.47)	4.64	2.69	3.02
4.73	(0.63)	6.44	3.83	4.23

(0.99)	(0.89)	(1.50)	(1.51)	(1.37)
(0.83)	(0.90)	(0.14)	(0.07)	(0.47)
(1.82)	(1.79)	(1.64)	(1.58)	(1.84)
(0.67)	–	–	–	(0.43)
(2.49)	(1.79)	(1.64)	(1.58)	(2.27)

$32.53	$30.29	$32.71	$27.91	$25.66
$30.00	$29.67	$30.88	$25.92	$25.29

14.31%	(1.78)%	24.24%	15.73%	16.57%
7.62%	1.91%	26.29%	9.05%	8.70%

$1,116,576	$878,952	$949,088	$809,731	$744,401
1.59%	1.62%	1.71%	1.71%	1.83%

1.14%	1.15%	1.16%	1.21%	1.19%

2.66%	2.67%	6.10%	4.33%	4.91%
34%	32%	26%	30%	27%

$320,000	$320,000	$290,000	$290,000	$290,000
$4,489	$3,747	$4,273	$3,792	$3,567

(1)	Calculated using average common shares outstanding.
(2)	Effect of rights offerings for common shares at a price below market price. (See Note 3)
(3)
Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Total investment return excludes any sales charges. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

Annual Report | October 31, 2016	17

Reaves Utility Income Fund	Notes to Financial Statements

October 31, 2016

1. SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Reaves Utility Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company. The Fund was organized under the laws of the state of Delaware by an Agreement and Declaration of Trust dated September 15, 2003. The Fund’s investment objective is to provide a high level of after-tax income and total return consisting primarily of tax-advantaged dividend income and capital appreciation. The Fund is a diversified investment company for purpose of the 1940 Act. The Agreement and Declaration of Trust provides that the Trustees may authorize separate classes of shares of beneficial interest. The Fund’s common shares are listed on the NYSE MKT (the “Exchange”) and trade under the ticker symbol “UTG”.

The Fund may have elements of risk, including the risk of loss of equity. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more broadly diversified investment.

The Fund invests a significant portion of its total assets in securities of utility companies, which may include companies in the electric, gas, water, and telecommunications sectors, as well as other companies engaged in other infrastructure operations. This may make the Fund particularly susceptible to adverse economic, political or regulatory occurrences affecting those sectors. As concentration of the Fund’s investments in a sector increases, so does the potential for fluctuation in the net asset value of common shares.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”), which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Investment Valuation: The net asset value per common share (“NAV”) of the Fund is determined no less frequently than daily, on each day that the Exchange is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). The NAV is determined by dividing the value of the Fund’s total assets less its liabilities by the number of shares outstanding.

The Board of Trustees (the “Board”) has established the following procedures for valuation of the Fund’s asset values under normal market conditions. For domestic equity securities, foreign equity securities and funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of a domestic and foreign equity security not traded on an exchange, or if such closing prices are not otherwise available, the mean of the closing bid and ask price will be used. The fair value for debt obligations is generally the evaluated mean price supplied by the Fund’s primary and/or secondary independent third-party pricing service, approved by the Board. An evaluated mean is considered to be a daily fair valuation price which may use a matrix, formula or other objective method that takes into consideration various factors, including, but not limited to: structured product markets, fixed income markets, interest rate movements, new issue information, trading, cash flows, yields, spreads, credit quality and other pertinent information as determined by the pricing services evaluators and methodologists. If the Fund’s primary and/or secondary independent third-party pricing services are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker-dealers that make a market in the security. Investments in non-exchange traded funds are fair valued at their respective net asset values.

18	www.utilityincomefund.com

Reaves Utility Income Fund	Notes to Financial Statements

October 31, 2016

Securities, for which market quotations or valuations are not available, are valued at fair value in good faith by or at the direction of the Board. When applicable, fair value of an investment is determined by the Fund’s Fair Valuation Committee as a designee of the Board. In fair valuing the Fund’s investments, consideration is given to several factors, which may include, among others, the following: the fundamental business data relating to the issuer, borrower or counterparty; an evaluation of the forces which influence the market in which the investments are purchased and sold; the type, size and cost of the investment; the information as to any transactions in or offers for the investment; the price and extent of public trading in similar securities (or equity securities) of the issuer, or comparable companies; the coupon payments, yield data/cash flow data; the quality, value and saleability of collateral, if any, securing the investment; the business prospects of the issuer, borrower or counterparty, as applicable, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s, borrower’s or counterparty’s management; the prospects for the industry of the issuer, borrower or counterparty, as applicable, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry; one or more non-affiliated independent broker quotes for the sale price of the portfolio security; and other relevant factors.

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has ability to access at the measurement date;

Level 2 –
Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Annual Report | October 31, 2016	19

Reaves Utility Income Fund	Notes to Financial Statements

October 31, 2016

Level 3 –
Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the Fund’s investments in the fair value hierarchy as of October 31, 2016:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$1,342,362,550	$–	$–	$1,342,362,550
Limited Partnerships	30,845,250	–	7,679,065	38,524,315
Corporate Bonds	–	1,808,750	–	1,808,750
Money Market Funds	24,872,491	–	–	24,872,491
U.S. Treasury Obligation	–	29,984,610	–	29,984,610
Total	$1,398,080,291	$31,793,360	$7,679,065	$1,437,552,716

*	See Statement of Investments for industry classifications.

During the year ended October 31, 2016, there were no transfers between Level 1 and 2 securities. The Fund evaluates transfers into or out of Level 1, Level 2 and Level 3 as of the end of the reporting period.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities at Value	Balance as of 10/31/2015	Return of Capital	Realized gain/(loss)	Change in unrealized appreciation/(depreciation)	Purchases	Sales Proceeds	Transfer in and/or (out) of Level 3	10/31/2016	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at 10/31/2016
Limited Partnerships	$9,431,161	$(1,488,721)	$–	$(263,375)	$–	$–	$–	$7,679,065	$(263,375)
Total	$9,431,161	$(1,488,721)	$–	$(263,375)	$–	$–	$–	$7,679,065	$(263,375)

20	www.utilityincomefund.com

Reaves Utility Income Fund	Notes to Financial Statements

October 31, 2016

The table below provides additional information about the Level 3 fair value measurements as of October 31, 2016:

Investment Type	Fair Value as of 10/31/16	Valuation Technique*	Unobservable Input**	Amount
Limited Partnership	$5,511,279	Purchase Cost	Purchase Cost	$5,511,279
Limited Partnership	2,167,786	Market Multiple Approach	Commodity Price Multiple	0.535x
Total	$7,679,065

*	The fair valuation procedures used to value the Level 3 investments are in accordance with the Fund's Board-approved fair valuation policies.
**	A change in the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Purchase Cost	Increase	Decrease
Commodity Price Multiple	Increase	Decrease

Commitments for Contingencies: As of October 31, 2016, the Fund had an unfunded capital commitment of $948,064 representing an agreement which obligates the Fund to meet capital calls in the future. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing and the amount of such capital calls cannot readily be determined. The unfunded commitment is fair valued by management and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and any change in unrealized appreciation or depreciation is included in the Statement of Operations.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day the Exchange is open into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the Exchange (normally, 4:00 p.m. New York time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable. As of and during the year ended October 31, 2016, the Fund had no outstanding forward foreign currency contracts.

Annual Report | October 31, 2016	21

Reaves Utility Income Fund	Notes to Financial Statements

October 31, 2016

Distributions to Shareholders: The Fund intends to make a level distribution each month to common  shareholders  after  payment  of  interest  on  any  outstanding  borrowings.  The  level dividend rate may be modified by the Board of Trustees from time to time. Any net capital gains earned by the Fund are distributed at least annually. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income Taxes: The Fund’s policy is to comply with the provisions of the Code applicable to regulated  investment  companies  and  to  distribute  all  of  its  taxable  income  and  gains  to  its shareholders. Therefore, no federal income tax provision is required.

Investment  Transactions:  Investment  security  transactions  are  accounted  for  as  of  trade date. Dividend income is recorded on the ex-dividend date, or as soon as information is available to the Fund. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from investment transactions  are determined using the first-in first-out basis for both financial reporting and income tax purposes.

2. INCOME TAXES AND TAX BASIS INFORMATION

The Fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intend to distribute substantially all of its net taxable income and net capital gains, if any, each year.  The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the fiscal year ended October 31, 2016, the Fund did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax  positions that require a provision for income taxes.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The tax character of the distributions paid by the Fund were as follows:

	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Distributions paid from:
Ordinary Income	$25,481,683	$25,822,773
Long-Term Capital Gain	36,312,901	26,040,278
Total	$61,794,584	$51,863,051

22	www.utilityincomefund.com

Reaves Utility Income Fund	Notes to Financial Statements

October 31, 2016

As of October 31, 2016, the components of distributable earnings on a tax basis were as follows:

Accumulated Capital Gain	$41,569,424
Unrealized Appreciation	372,679,169
Other Cumulative Effect of Timing Differences	(6,454,468)
Total	$407,794,125

The tax components of distributable earnings are determined in accordance with income  tax regulations which may differ from composition of net assets  reported under accounting GAAP. Accordingly, for the year ended October 31, 2016, certain differences were reclassified. The Fund decreased accumulated net investment income by $3,202,616, increased accumulated net realized gain by $3,205,296 and decreased paid in capital by $2,680.

The tax basis components of capital differ from the amounts reflected in the Statement of Assets and Liabilities due to temporary book/tax differences primarily arising from wash sales and the tax treatment of investments in partnerships.

As of October 31, 2016, net unrealized appreciation/depreciation of investments based on federal tax cost were as follows:

Gross appreciation (excess of value over tax cost)	$379,676,283
Gross depreciation (excess of tax cost over value)	(6,982,589)
Net depreciation of foreign currency	(14,525)
Net unrealized appreciation	372,679,169
Cost of investments for income tax purposes	$1,064,859,022

3. CAPITAL TRANSACTIONS

Common Shares: There are an unlimited number of no par value common shares of beneficial interest authorized. In a rights offering which expired December 11, 2015 (“Expiration Date”), shareholders exercised rights to purchase 5,309,277 shares at $23.99 per share for proceeds, net of expenses, of $126,869,555. The subscription price of $23.99 per share was established on the Expiration Date, which represented 95% of the reported market price per share, based on the average of the last reported sales price of a common share on the Exchange for the five trading days preceding the Expiration Date. Total offering costs, which were borne by the Fund, were estimated at $500,000.

Transactions in common shares were as follows:

	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Common Stock outstanding - beginning of period	29,014,294	29,014,294
Common Stock issued from rights offering	5,309,277	–
Common Stock outstanding - end of period	34,323,571	29,014,294

Annual Report | October 31, 2016	23

Reaves Utility Income Fund	Notes to Financial Statements

October 31, 2016

4. BORROWINGS

The Fund has entered into a Committed Facility Agreement (the “Agreement”) with BNP Paribas Prime Brokerage, Inc. (“BNP”) that allows the Fund to borrow up to $320,000,000 (“Maximum Commitment”) and a Lending Agreement, as defined below. Borrowings under the Agreement are secured by assets of the Fund that are held by the Fund’s custodian in a separate account (the “pledged collateral”). Under the terms of the current Agreement, BNP is permitted, with 270 days advance notice, to reduce or call the entire Maximum Commitment. The Fund may terminate the Agreement with 270 days advance, written notice. The Agreement allows for fixed rate borrowing  in the amount of $72,500,000 and variable rate borrowing in the amount of $247,500,000. Interest on the fixed rate borrowing (the “Fixed Commitment”) is at a rate of 1.7512%. Interest on the variable rate borrowing is charged at the one month LIBOR (London Inter-bank Offered Rate) plus 0.80% on the amount borrowed (the “Variable Commitment”). If applicable, interest is charged at a  rate of 0.70% on the amount of the undrawn Maximum Commitment. Prior to December 2, 2015, interest on the variable rate borrowing was charged at the one month LIBOR plus 1.10% on the amount borrowed and the interest charged on the undrawn Maximum Commitment was 1.00%, if applicable.

On October 25, 2016, the Fixed Commitment terms of the Agreement expired. The principal amount borrowed under the Fixed Commitment converted to the Variable Commitment terms of the Agreement. For the year ended October 31, 2016, the average amount borrowed  under the Agreement  for  the  Fixed  Commitment  was  $71,311,475  and  $248,688,525  for  the  Variable Commitment. The average interest rate on the Variable Commitment was 1.26%. The interest rate applicable to the Variable Commitment on October 31, 2016 was 1.33%. As of October 31, 2016, the amount of outstanding borrowings was $320,000,000 and  the amount of pledged collateral was 694,381,084.

The Lending Agreement is a separate side-agreement between the Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding  borrowings owed by the Fund to BNP  under the Agreement. The Lending Agreement is intended to permit the Fund to reduce the cost of its borrowings under the Agreement. BNP has the ability to reregister the Lent Securities in its own name or in another name  other  than  the  Fund  to  pledge,  re-pledge,  sell,  lend  or  otherwise  transfer or use the collateral with all attendant rights of ownership. The Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by the Fund.  During the period in which the Lent Securities are outstanding, BNP must remit payment to the Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities. The Fund receives income from BNP based on the value of the Lent Securities. This income is recorded as Securities lending income on the Statement of Operations.

Under the terms of the Lending Agreement, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by the Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. The Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to the Fund’s custodian no later  than three business days after such request. If the Fund recalls a Lent Security  pursuant  to  the  Lending  Agreement,  and  BNP  fails  to  return  the  Lent  Securities  or equivalent securities in a timely fashion, BNP shall remain liable to the Fund’s custodian for the ultimate delivery of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Fund shall also have the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair market value of such Lent Securities against the Current Borrowings. As of October 31, 2016, the value of securities on loan was $272,995,163.

24	www.utilityincomefund.com

Reaves Utility Income Fund	Notes to Financial Statements

October 31, 2016

The Board of Trustees has approved the Agreement, as amended, and the Lending Agreement. No violations  of  the  Agreement  or  the  Lending  Agreement  occurred  during  the  year  ended October 31, 2016.

5. RESTRICTED SECURITIES

As of October 31, 2016, investments in securities included issues that are considered restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board of Trustees as reflecting  fair value.

Restricted securities as of October 31, 2016 were as follows:

Description	Acquisition Date(s)	Cost	Value	Market Value as Percentage of Net Assets
Bastion Energy LLC (Anglo Dutch)	7/30/2015	$5,511,279	$5,511,279	0.49%
Talara Opportunities II, LP	8/30/2013 – 7/24/2015	4,051,936	2,167,786	0.19%
TOTAL		$9,563,215	$7,679,065	0.68%

6. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term securities, for the year ended October 31, 2016, were $503,521,640 and $455,894,803, respectively.

7. MANAGEMENT FEES, ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Reaves Asset Management (“Reaves”) serves as the Fund’s investment adviser pursuant to an Investment Advisory and Management Agreement (the “Advisory Agreement”) with the Fund. As compensation for its services to the Fund, Reaves receives an annual investment advisory fee of 0.575% based on the Fund’s average daily total assets, computed daily and payable  monthly.

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement (the “Administration Agreement”) with the Fund. As compensation for its services to the Fund, ALPS receives an annual administration fee based on the Fund’s average daily total assets, computed daily and payable monthly. ALPS will pay all expenses in connection with the performance of its services under the Administration Agreement, with the exception of advisory fees, trustees’ fees, portfolio transaction expenses, litigation expenses, tax cost  of  preferred  shares,  expenses  of  conducting  repurchase  offers  for  the  purpose  of repurchasing fund shares, the printing and distribution cost incurred to comply with the terms of the Fund’s 19(b) exemptive relief granted on July 14, 2011 and extraordinary expenses.

Annual Report | October 31, 2016	25

Reaves Utility Income Fund	Notes to Financial Statements

October 31, 2016

Pursuant to the Chief Compliance Officer Services Agreement, the Fund has agreed to pay ALPS  for  providing  Chief  Compliance  Officer  services  to  the  Fund  an  annual  fee  payable  in  monthly installments.

Both Reaves and ALPS are considered affiliates of the Fund as defined under the 1940 Act.

Each  Independent  Trustee  receives  an  annual  retainer  of  $14,000,  plus  $2,000  for  each  meeting  attended.  The  Chairman  of  the  Audit  Committee  receives  an  additional  $500  per  meeting attended.

8. INDEMNIFICATIONS

In  the  normal  course  of  business,  the  Fund  enters  into  contracts  that  contain  a  variety  of representations which  provide  general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

9. SUBSEQUENT EVENT

Effective December 8, 2016, the Fund entered into a Credit Agreement with Pershing LLC.  Under the terms of the Credit Agreement, the Fund is allowed to borrow up to $330,000,000.  Interest will be charged at a rate of the one month LIBOR plus 1.10%.

26	www.utilityincomefund.com

Reaves Utility Income Fund	Additional Information

October 31, 2016 (Unaudited)

DIVIDEND REINVESTMENT PLAN

Unless the registered owner of Common Shares elects to receive cash by contacting DST Systems, Inc. (the “Plan Administrator”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Shareholders who elect not to participate  in the Plan will receive all dividends and other distributions in cash paid by check  mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting the Plan Administrator, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received  and processed  by  the  Plan  Administrator  prior  to  the  dividend  record  date;  otherwise,  such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your  behalf and  may re-invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be automatically reinvested pursuant to the Plan, please contact  your broker.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares  are registered. Whenever the Fund declares a dividend or other distribution (together, a  “Dividend”)  payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common  Shares.  The  Common  Shares  will  be  acquired  by  the  Plan  Administrator  for  the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE Mkt or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater  than  the  net  asset  value  per  Common  Share,  the  Plan  Administrator  will  invest  the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value  on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net  asset value per Common Share is greater than the closing market value plus estimated  brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly  income Dividends. Therefore, the period during which  Open-Market  Purchases  can  be  made  will  exist  only  from  the  payment  date  of  each Dividend  through  the  date  before  the  next  “ex-dividend”  date  which  typically  will  be approximately  ten  days.  If,  before  the  Plan  Administrator  has  completed  its  Open-Market Purchases, the market price per Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty  with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase  period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest  the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per Common Share at the close of business on the Last Purchase Date, provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

Annual Report | October 31, 2016	27

Reaves Utility Income Fund	Additional Information

October 31, 2016 (Unaudited)

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However,  each  participant  will  pay  a  pro rata share of brokerage commissions  incurred  in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, DST Systems, Inc., 333 West 11th Street, 5th Floor, Kansas City, Missouri 64105.

FUND PROXY VOTING POLICIES & PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating  to  portfolio  securities  is  available  without  charge  upon  request  by  calling  toll-free  1-800-644-5571,  or  on  the  Fund’s  website  at http://www.utilityincomefund.com.  Information regarding how the Fund voted proxies relating to portfolio  securities  during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free  1-800-644-5571, or on the SEC’s website at http://www.sec.gov.

28	www.utilityincomefund.com

Reaves Utility Income Fund	Additional Information

October 31, 2016 (Unaudited)

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Copies of the Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. You may also review and copy Forms N-Q at the Commission’s  Public  Reference  Room  in  Washington,  D.C.  For  more  information  about  the operation  of  the  Public  Reference  Room,  please  call  the  Commission  at  1-800-SEC-0330. Information on the Fund’s Forms N-Q is available without a charge, upon request, by contacting the Fund at 1-800-644-5571 and on the website at http://www.utilityincomefund.com.

NOTICE

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

TAX INFORMATION (UNAUDITED)

The Fund designates the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2015 qualified dividend income (“QDI”) and as qualifying for the corporate dividends received deduction (“DRD”).

	QDI	DRD
Reaves Utility Income Fund	100%	95.12%

In  early  2016,  if  applicable,  shareholders  of  record  received  this  information  for  the distribution paid to them by the Fund during the calendar year 2015 via Form 1099. The Fund will notify shareholders in early 2017 of amounts paid to them by the Fund, if any, during the calendar year 2016.

Pursuant  to  Section  852(b)(3)  of  the  Internal  Revenue  Code,  the  Fund  designated $36,312,901 as long-term capital gain distribution for the year ended October 31, 2016.

SECTION 19(A) NOTICES

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted there under. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net  investment income, (ii) net  realized  short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the fiscal year-to-date cumulative distribution amount per share for the Fund.

The amounts and sources of distributions reported in these 19(a) notices are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Annual Report | October 31, 2016	29

Reaves Utility Income Fund	Additional Information

October 31, 2016 (Unaudited)

	Total Cumulative Distributions for the year ended October 31, 2016				% Breakdown of the Total Cumulative Distributions for the year ended October 31, 2016
	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share
Reaves Utility Income Fund	$0.84213	$0.93465	$0.04697	$1.82375	46.17%	51.25%	2.58%	100.00%

The Fund’s dividend policy is to distribute all or a  portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a  more stable level of dividend  distributions,  the  Fund  may  at  times  pay  out  less  than  the  entire  amount  of  net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund’s current  accumulated  but  undistributed  net  investment  income,  if  any,  is  disclosed  in  the Statement of Assets and Liabilities, which comprises part of the financial information included in this report.

30	www.utilityincomefund.com

Reaves Utility Income Fund	Trustees & Officers

October 31, 2016 (Unaudited)

The following table includes information regarding the Fund’s trustees and officers, and their principal occupations and other affiliations during the past five years. The address for all trustees is 1290 Broadway, Suite 1100, Denver, CO 80203. The “independent trustees” consist of those trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act.

Name, Position(s) Held with the Trust, Address[1], and Year of Birth	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[4]
Independent Trustees
E. Wayne Nordberg Trustee 1938	Since 2012*	Mr. Nordberg is currently the Chairman and Chief Investment Officer of Hollow Brook Wealth Management, LLC, a private investment management firm. Mr. Nordberg was formerly a Senior Director at Ingalls & Snyder LLC, a privately owned registered investment advisor.	1	Mr. Nordberg is a Director of Annaly Capital Management, Inc., a real estate investment trust and PetroQuest Energy, Inc., an oil and gas exploration company.
Larry W. Papasan Trustee 1940	Since Inception*	Mr. Papasan is currently a Director/Trustee of Mimedx Inc., Bio Medical Tissue Technologies, Bionova, Inc., Spinez, Inc., and Cogenix Inc., each a medical services company, SSR Engineering, an engineering company, and Triumph Bankshares, Inc., a financial institution.	1	None

Annual Report | October 31, 2016	31

Reaves Utility Income Fund	Trustees & Officers

October 31, 2016 (Unaudited)

Name, Position(s) Held with the Trust, Address[1], and Year of Birth	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[4]
Independent Trustees
Mary K. Anstine Trustee 1940	Since Inception***	Ms. Anstine is also a Trustee of A.V. Hunter Trust and Director of Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE, and Denver Area Council of the Boy Scouts of America, and a member of the American Bankers Association Trust Executive Committee.	1	Ms. Anstine is a Trustee of ALPS ETF Trust (21); Financial Investors Trust (32); ALPS Variable Investment Trust (9); and Westcore Funds (12).
Michael F. Holland Trustee 1944	Since Inception***	Mr. Holland is Chairman of Holland & Company, an investment management company.	1	Mr. Holland is a Director of Blackstone/GSO and Real Estate Funds (1), Holland Series Funds, Inc. (1); and Trustee of State Street Master Funds (5); China Fund, Inc. (1); and Taiwan Fund, Inc. (1).
Jeremy W. Deems Trustee 1976	Since 2008**	Mr. Deems is the Co-Founder, Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment adviser, and Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was Chief Financial Officer and Treasurer of Forward Management, LLC, ReFlow Management, Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company from 2004 to 2007.	1	Mr. Deems is a Trustee of ALPS ETF Trust (21); Financial Investors Trust (32); Clough Funds Trust (1); and ALPS Variable Investment Trust (8).

32	www.utilityincomefund.com

Reaves Utility Income Fund	Trustees & Officers

October 31, 2016 (Unaudited)

Name, Position(s) Held with the Trust, Address[1], and Year of Birth	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[4]
Interested Trustee
Jeremy O. May[3] Chairman, Trustee and President 1970	Chairman & Trustee Since 2009** President Since 2010	Mr. May joined ALPS in 1995 and is currently President of ALPS Fund Services, Inc. and ALPS Distributors, Inc. and Executive Vice President of ALPS Holdings Inc. and ALPS Advisors, Inc. Because of his positions with ALPS, Mr. May is deemed an affiliate of the Fund as defined under the 1940 Act. Mr. May is also President and Chairman of the Board of ALPS Series Trust and is the Treasurer of the Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, and Elevation ETF Trust.	1	Mr. May is Chairman and Trustee of ALPS Series Trust (12).

Annual Report | October 31, 2016	33

Reaves Utility Income Fund	Trustees & Officers

October 31, 2016 (Unaudited)

Name, Position(s) Held with the Trust, Address[1], and Year of Birth	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee or Nominee[4]
Officers
Karen S. Gilomen[3] Secretary Year of Birth: 1970	Since 2016
Ms. Gilomen joined ALPS in August 2016 as Vice President and Senior Counsel. Prior to joining ALPS, Ms. Gilomen served as Vice President – General Counsel and Chief Compliance Officer at Monticello Associates, Inc. from 2010 to 2016. Ms. Gilomen also serves as Secretary of Oak Associates Funds and Financial Investors Trust and Assistant Secretary of the WesMark Funds.
N/A

34	www.utilityincomefund.com

Reaves Utility Income Fund	Trustees & Officers

October 31, 2016 (Unaudited)

Name, Position(s) Held with the Trust, Address[1], and Year of Birth	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee or Nominee[4]
Officers (continued)
Jill A. Kerschen[3] Treasurer 1975	Treasurer Since 2014 Assistant Treasurer 2013-2014
Ms. Kerschen joined ALPS in July 2013 and is currently Vice President and Fund Controller at ALPS. Ms. Kerschen also serves as Assistant Treasurer of the Westcore Funds. Ms. Kerschen was formerly a Senior Manager, Financial & Tax Reporting 2007-2013 at Great-West Financial.
N/A
Ted W. Uhl[3] Chief Compliance Officer Year of Birth: 1974	Since 2015
Mr. Uhl joined ALPS Fund Services in October 2006, and is currently Deputy Compliance Officer of ALPS. Mr. Uhl is also CCO of the Boulder Growth & Income Fund, Inc., Centre Funds, Elevation ETF Trust, Financial Investors Trust, Index Funds, Reality Shares ETF Trust, Reaves Utility Income Fund, and XAI Octagon Credit Opportunities Alternative Registered Trust.
N/A

Annual Report | October 31, 2016	35

Reaves Utility Income Fund	Trustees & Officers

October 31, 2016 (Unaudited)

(1)	Address: 1290 Broadway, Suite 1100, Denver, Colorado 80203.
(2)
The Trust commenced operations on February 24, 2004. The Trust’s Board of Trustees is divided into three classes, each class serves for a term of three years. Each year the term of office of one class expires and the successors elected to such class serve for a term of three years.

*	Term expires at the Trust’s 2018 Annual Meeting of Shareholders.
**	Term expires at the Trust’s 2019 Annual Meeting of Shareholders.
***	Term expires at the Trust’s 2017 Annual Meeting of Shareholders.
(3)	Mr. May, Ms. Gilomen, Ms. Kerschen and Mr. Uhl are each considered to be an “interested person” (as defined in the 1940 Act) because of their affiliation with ALPS, which acts as the Trust’s sponsor.
(4)	The numbers enclosed in the parentheticals represent the number of funds overseen in each respective directorship held by the Trustee.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without a charge, upon request, by contacting the Fund at 1-800-644-5571.

36	www.utilityincomefund.com

Item 2.  Code of Ethics.

(a)
As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not applicable.

(c)	During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) of this report.

(d)	During the period covered by this report, the registrant had not granted any express or implicit waivers from the provisions of the code of ethics adopted in Item 2(a) of this report.

(e)	Not applicable.

(f)	The registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3.  Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Board of Trustees has designated Jeremy W. Deems and Michael F. Holland as the Registrant’s “audit committee financial expert(s)."  Mr. Deems and Mr. Holland are each “independent" as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)
Audit Fees:  For the registrant’s last two fiscal years ended October 31, 2015 and October 31, 2016, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $35,000 and $40,850, respectively.

(b)
Audit-Related Fees:  For the registrant’s last two fiscal years ended October 31, 2015 and October 31, 2016, the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and not otherwise reported under paragraph (a) of Item 4 of this report were $0 and $0, respectively.

(c)
Tax Fees:  For the registrant’s last two fiscal years ended October 31, 2015 and October 31, 2016, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, which were comprised of the preparation of excise filings and income tax returns for the registrant, were $3,840 and $3,955, respectively.

(d)
All Other Fees:  For the registrant’s last two fiscal years ended October 31, 2015 and October 31, 2016, the aggregate fees billed for products and services, provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of Item 4 of this report, were $0 and $0, respectively.

(e) (1)	The audit committee’s pre-approval policies and procedures require that all services to be performed by the registrant’s principal accountant must be pre-approved by the registrant’s audit committee.

(2)	No services described in paragraphs (b) through (d) of Item 4 of this report were approved by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable to the registrant.

(g)	Not applicable to the registrant.

(h)	Not applicable to the registrant.

Item 5.   Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act and is comprised of the following members:
Mary K. Anstine
Jeremy W. Deems (designated audit committee financial expert)
Michael F. Holland (designated audit committee financial expert)
E. Wayne Nordberg
Larry W. Papasan

(b)	Not applicable to registrant.
Item 6.   Investments.

(a)	The schedule of investments is included as part of the Reports to Stockholders filed under Item 1 of this report.

(b)	Not applicable to the registrant.
Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

1.    BACKGROUND

The act of managing assets of clients may include the voting of proxies related to such managed assets. Where the power to vote in person or by proxy has been delegated, directly or indirectly, to the investment adviser, the investment adviser has the fiduciary responsibility for (a) voting in a manner that is in the best interests of the client, and (b) properly dealing with potential conflicts of interest arising from proxy proposals being voted upon.

The policies and procedures of W. H. Reaves & Company, Inc. (“WHR”) ("the Adviser") for voting proxies received for accounts managed by the Adviser are set forth below and are applicable if:

•	The underlying advisory agreement entered into with the client expressly provides that the Adviser shall be responsible to vote proxies received in connection with the client’s account; or
•
The underlying advisory agreement entered into with the client is silent as to whether or not the Adviser shall be responsible to vote proxies received in connection with the client’s account and the Adviser has discretionary authority over investment decisions for the client’s account; or

•
In case of an employee benefit plan, the client (or any plan trustee or other fiduciary) has not reserved the power to vote proxies in either the underlying advisory  agreement entered into with the client or in the client’s plan documents.

These Proxy Voting Policies and Procedures are designed to ensure that proxies are voted in an appropriate manner and should complement the Adviser’s investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies which are issuers of securities held in managed accounts.   Any questions about these policies and procedures should be directed to WHR’s Compliance Department.

2.	PROXY VOTING POLICIES

In the absence of specific voting guidelines from a client, WHR will vote proxies in a manner that is in the best interest of the client, which may result in different voting results for proxies for the same issuer. The Adviser shall consider only those factors that relate to the client’s investment or dictated by the client’s written instructions, including how its vote will economically impact and affect the value of the client’s investment (keeping in mind that, after conducting an appropriate cost-benefit analysis, not voting at all on a presented proposal may be in the best interest of the client).  WHR believes that voting proxies in accordance with the following policies is in the best interests of its clients.

A.          Specific Voting Policies

1.                       Routine Items:
•	The Adviser will generally vote for the election of directors (where no corporate governance issues are implicated).
•	The Adviser will generally vote for the selection of independent auditors.
•	The Adviser will generally vote for increases in or reclassification of common stock.
•	The Adviser will generally vote for management recommendations adding or amending indemnification provisions in charter or by-laws.
•	The Adviser will generally vote for changes in the board of directors.
•	The Adviser will generally vote for outside director compensation.
•	The Adviser will generally vote for proposals that maintain or strengthen the shared interests of shareholders and management

•	The Adviser will generally vote for proposals that increase shareholder value
•	The Adviser will generally vote for proposals that will maintain or increase shareholder influence over the issuer’s board of directors and management
•	The Adviser will generally vote for proposals that maintain or increase the rights of shareholders

2.                      Non-Routine and Conflict of Interest Items:
•	The Adviser will generally vote for management proposals for merger or reorganization if the transaction appears to offer fair value.
•	The Adviser will generally vote against shareholder resolutions that consider only non-financial impacts of mergers
•	The Adviser will generally vote against anti-greenmail provisions.

B.          General Voting Policy

If the proxy includes a Routine Item that implicates corporate governance changes, a Non-Routine Item where no specific policy applies or a Conflict of Interest Item where no specific policy applies, then the Adviser may engage an independent third party to determine how the proxies should be voted.

In voting on each and every issue, the Adviser and its employees shall vote in a prudent and timely fashion and only after a careful evaluation of the issue(s) presented on the ballot.

In exercising its voting discretion, the Adviser and its employees shall avoid any direct or indirect conflict of interest raised by such voting decision. The Adviser will provide adequate disclosure to the client if any substantive aspect or foreseeable result of the subject matter to be voted upon raises an actual or potential conflict of interest to the Adviser or:

•	any affiliate of the Adviser. For purposes of these Proxy Voting Policies and Procedures, an affiliate means:

(i) any person directly, or indirectly through one or more intermediaries, controlling, controlled by or under common control with the Adviser;

(ii) any officer, director, principal, partner, employer, or direct or indirect beneficial owner of any 10% or greater equity or voting interest of the Adviser; or

(iii) any other person for which a person described in clause (ii) acts in any such capacity;

•	any issuer of a security for which the Adviser (or any affiliate of the Adviser) acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

•
any person with whom the Adviser (or any affiliate of the Adviser) has an existing, material contract or business relationship that was not entered into in the ordinary course of the Adviser’s (or its affiliate’s) business.

After informing the client of any potential conflict of interest, the Adviser will take other appropriate action as required under these Proxy Voting Policies and Procedures, as provided below.
The Adviser shall keep certain records required by applicable law in connection with its proxy voting activities for clients and shall provide proxy-voting information to clients upon their written or oral request.

3.          PROXY VOTING PROCEDURES

A.          The Account Representative or the Portfolio Manager the “Responsible Party”) shall be designated by the Adviser to make discretionary investment decisions for the client’s account will be responsible for voting the proxies related to that account. The Responsible Party should assume that he or she has the power to vote all proxies related to the client’s account if any one of the three circumstances set forth in Section 1 above regarding proxy voting powers is applicable.

B.          All proxies and ballots received by WHR will be forwarded to  the Responsible Party and then logged in upon receipt in the “Receipt of Proxy Voting Material” log.

C.          Prior to voting, the Responsible Party will verify whether his or her voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

D.          Prior to voting, the Responsible Party will verify whether an actual or potential conflict of interest with the Adviser or any Interested Person exists in connection with the subject proposal(s) to be voted upon. The determination regarding the presence or absence of any actual or potential conflict of interest shall be adequately documented by the Responsible Party (i.e., comparing the apparent parties affected by the proxy proposal being voted upon against the Adviser’s internal list of Interested Persons and, for any matches found, describing the process taken to determine the anticipated magnitude and possible probability of any conflict of interest being present), which shall be reviewed and signed off on by the Responsible Party’s direct supervisor (and if none, by  the board of directors or a committee of the board of directors of the Adviser).

E.          If an actual or potential conflict is found to exist, written notification of the conflict (the “Conflict Notice”) shall be given to the client or the client’s designee (or in the case of an employee benefit plan, the plan’s trustee or other fiduciary) in sufficient detail and with sufficient time to reasonably inform the client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciary) of the actual or potential conflict involved.

Specifically, the Conflict Notice should describe:

•	the proposal to be voted upon;
•	the actual or potential conflict of interest involved;
•	the Adviser’s vote recommendation (with a summary of material factors supporting the recommended vote); and
•	if applicable, the relationship between the Adviser and any Interested Person.

The Conflict Notice will either request the client’s consent to the Adviser’s vote recommendation or may request the client to  vote the proxy directly or through another designee of the client. The Conflict Notice and consent thereto may be sent or received, as the case may be, by mail, fax, electronic transmission or any other reliable form of communication that may be recalled, retrieved, produced, or printed in accordance with the recordkeeping policies and procedures of the Adviser. If the client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciary) is unreachable or has not affirmatively  responded before the response deadline for the matter being voted upon, the Adviser may:

•
engage a non-Interested Party to independently review the Adviser’s vote recommendation if the vote recommendation would fall in favor  of  the  Adviser’s interest (or  the  interest of  an Interested Person) to confirm that the Adviser’s vote recommendation is in the best interest of the client under the circumstances;

•
cast its vote as recommended if the vote recommendation would fall against the Adviser’s interest (or the interest of an Interested Person) and such vote recommendation is in the best interest of the client under the circumstances; or

•	abstain from voting if such action is determined by the Adviser to be in the best interest of the client under the circumstances.

F.          The Responsible Party will promptly vote proxies received in a manner consistent with the Proxy Voting Policies and Procedures stated above and guidelines (if any) issued by client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries if such guidelines are consistent with ERISA).

G.          In accordance with SEC Rule 204-2(c)(2), as amended, the Responsible Party shall retain in the respective client’s file, the following:

•
A copy of the proxy statement received (unless retained by a third party for the benefit of the Adviser or the proxy statement is available from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

•
A record of the vote cast (unless this record is retained by a third party for the benefit of the Adviser and the third party is able to promptly provide the Adviser with a copy of the voting record upon its request);

•	A record memorializing the basis for the vote cast;
•	A copy of any document created by the Adviser or its employees that was material in making the decision on how to vote the subject proxy; and,
•
A copy of any Conflict Notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries) regarding  the subject proxy  vote cast by, or the vote recommendation of, the Adviser.

The above copies and records shall be retained in the client’s file for a period not less than five (5) years (or in the case of an employee benefit plan, no less than six (6) years), which shall be maintained at the appropriate office of the Adviser.

H.        Periodically, but no less than annually, the Adviser will:

1.Verify that all annual proxies for the securities held in the client’s account have been received;

2. Verify that each proxy received has been voted in a manner consistent with the Proxy Voting Policies and Procedures and the guidelines (if any) issued by the client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries);

3. Review the files to verify that records of the voting of the proxies have been properly maintained;

4. Prepare a written report for each client regarding compliance with the Proxy Voting Policies and Procedures; and

5.   Maintain an internal list of Interested Persons.

4.          Proxies and Class Action Lawsuits

WHR will be required to take action and render advice with respect to voting of proxies solicited by or with respect to the issuers of securities in which assets of the Account may be invested from time to time.  However, WHR will not take any action or render any advice with respect to any securities held in the Account, which are named in or subject to class action lawsuits.  WHR may, only at the client’s request, offer clients advice regarding corporate actions.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) registrant’s Portfolio Managers as of January 6, 2017 are:

Name	Title	Length of Service	Business Experience 5 Years
Ronald Sorenson	Portfolio Manager	Since inception	PM, Reaves Asset Management 1991-present
William Ferer	Portfolio Manager	Since inception	PM, Reaves Asset Management, Inc. 1987-present

(a)(2) Other accounts managed by the registrant’s Portfolio Managers as of October 31, 2015:

PM Name	Registered Investment Companies, Total Assets	Other Pooled Investments Vehicles, Total Assets	Other Accounts, Total Assets
Ronald Sorenson	$502,379,202 2 accounts	0	$758,787,087 677 accounts
William Ferer	$49,777,530 1 account	0	$441,796,670 11 accounts

Other Accounts Managed by Portfolio Managers. There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of the Registrant’s investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the Registrant’s investment adviser may have in place that could benefit the Registrant and/or such other accounts. The investment adviser has adopted policies and procedures designed to address any such conflicts of interest to ensure that all management time, resources and investment opportunities are allocated equitably.

None of the accounts disclosed pursuant to Item 8(a)(2) of Form N-CSR have an advisory fee based on the performance of an account.

(a)(3) Portfolio Manager compensation as of October 31, 2016:

Compensation of Portfolio Managers. Compensation paid by Reaves Assets Management, Inc. (the “Adviser”) to the portfolio managers is designed to be competitive and attractive, and primarily consists of a fixed base salary, based on market factors and each person’s level of responsibility, and a bonus. The amount of the bonus is based on the overall after-tax profitability of the Firm, each fiscal-year, and the contribution of each portfolio manager to the Adviser’s overall performance.

Individual compensation is designed to reward the overall contribution of portfolio managers to the performance of the Adviser. To date, the Adviser has not linked bonuses to the performance of any particular portfolio. Compensation levels are set by senior management following a review of overall performance. From time to time, the Adviser has engaged industry consultants to ensure that compensation remains competitive and to identify and plan for new and emerging compensation trends. Equity holders within the Adviser, including the portfolio managers, receive only a modest return on their capital investment, usually a mid-single digit percentage of their share of the Adviser’s book value. The Adviser believes this practice is consistent with industry standards and that it allows the Adviser to maximize the incentive compensation pool. This pool is critical in the Adviser’s ability to continue to attract and retain professionals of the highest quality while simultaneously growing the intrinsic value of the Adviser. The Adviser has no deferred compensation, stock option or other equity programs. Given the portfolio manager compensation policy described above and the fact that the Adviser has no performance-based advisory relationships, the Adviser does not believe that any material compensation conflicts exist.

(a)(4) Dollar range of securities owned by the registrant’s Portfolio Managers as of October 31, 2016:

Portfolio Manager	Dollar Range of Equity Securities Held in Registrant [1]
Ronald Sorenson	$500,001 - $1,000,000
William Ferer	$100,001 - $500,000

[1]	“Beneficial Ownership” is determined in accordance with Section 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended.

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to registrant.

Item 10.     Submission of Matters to Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees have been implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.   Controls and Procedures.

(a)
Based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), the registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b)
There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)  The Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions is attached hereto as Exhibit 2(f).

(a)(2)  The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)  Not applicable to Registrant.

(b)  The certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

(c)  Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940 dated August 10, 2009, the form of 19(a) Notices to Beneficial Owners are attached hereto as Exhibit 12(c).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

REAVES UTILITY INCOME FUND

By:	/s/ Jeremy O. May
Jeremy O. May
President (Principal Executive Officer)

Date:	January 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Jeremy O. May
Jeremy O. May
President (Principal Executive Officer)

Date:	January 6, 2017

By:	/s/ Jill A. Kerschen
Jill A. Kerschen
Treasurer (Principal Financial Officer)

Date:	January 6, 2017